SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO. 0-12792

Date of Report: September 30, 2009

CHINA SWINE GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	84-0916585
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

1077 Ala Napunani Street, Honolulu, HI	96818
(Address of principal executive offices)	(Zip Code)

808-429-5954
(Registrant’s telephone number including area code)

Apogee Robotics, Inc.
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03             Amendments to Certificate of Incorporation

Effective on September 30, 2009, Apogee Robotics, Inc. filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The amendments (i)  changed the name of the corporation to “China Swine Genetics, Inc.” and (ii) effected a reverse split of its common stock in a ratio of one-for-twenty four.

Item 9.01             Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on September 9, 2009, effective on September 30, 2009 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 30, 2009	China Swine Genetics, Inc.
By: /s/ Zhenyu Shang
Zhenyu Shang, Chief Executive Officer